    Exhibit 1.01 Avaya Inc. Conflict Minerals Report Reporting Period: January 1, 2014 – December 31, 2014 Avaya Company Overview Avaya is a leading provider of contact center, unified communications and networking products and services designed to help enterprise and midmarket businesses increase workforce productivity, customer engagement, and customer lifetime value, with the ultimate objective of higher revenue and profitability for our customers. Our products and services portfolio spans software, hardware, professional and support services, and cloud services. These fall under three reporting segments: • Global Communications Solutions, or GCS, encompass all of our real-time collaboration, contact center and unified communications software and hardware. Unified communications integrates real-time communication services including telephony, e-mail, instant messaging and video. Examples in GCS include audio conferencing systems; mobile video software, software that runs contact center operations such as call routing; software that enables mobile access to the company network for employees; and hardware such as phones, gateways, and servers. This reporting segment also includes a development platform, which allows our customers and third parties to adapt our technology by creating custom applications, workflows, and environments for their unique needs and allows them to integrate Avaya’s capabilities into their existing infrastructure. GCS also includes cloud-supporting software and hardware products, which make it possible to use our contact center and unified communications products via the cloud. • Avaya Networking includes our advanced fabric networking technology which offers a virtualized network designed to be simple to deploy, agile and resilient. This reporting segment also includes products such as Ethernet switches and routers; wireless networking; and access control products that enforce role- and policy- based access to the network. Our fabric networking technology is flexible and extensible to legacy network systems, which gives customers the option to upgrade to new contact center and unified communications technology while maintaining their existing infrastructure, if desired. • Avaya Global Services, or AGS, includes professional and support services designed to help our customers maximize the benefits of using our products and technology. Our services include support for implementation, deployment, monitoring, troubleshooting, optimization, and more. This reporting segment also includes our cloud and managed services, which enable customers to take advantage of our technology in a private, hybrid, or public cloud environment. The majority of our revenue in this reporting segment is recurring in nature, based on multi-year services contracts.

    Avaya’s Conflict Minerals Disclosures for the Period of January 1, 2014 to December 31, 2014 On May 28, 2015, Avaya Inc. (“Avaya”, the “Company,” “we,” “us” or “our”) filed Form SD with the US Securities and Exchange Commission (the “SEC”) pursuant to Rule 13p-1of the Securities Exchange Act of 1934, as amended, and the instructions to Form SD (together, the “Regulations”). Pursuant to the Regulations, the Company conducted a reasonable country of origin inquiry (“RCOI”) with respect to “conflict minerals” (as defined in the Regulations) that are used in the Company’s products where the Company believes they are necessary to the functionality or production of such products. As with our original filing in 2014, the RCOI was limited to those products (i) contracted by the Company to be manufactured and (ii) required to be reported herein (collectively, the “Products”). Background on Avaya’s Conflict Minerals Program The Avaya Conflict Minerals Program (the “Program”) includes Avaya’s Conflict Minerals Policy (located at http://www.avaya.com/usa/about‐avaya/our‐company/corporate‐responsibility/marketplace) and related Standard Operating Procedures (“SOP”) that together define Avaya’s process for maintaining the Program according to the following eight (8) steps: 1. Determination of Product Applicability 2. The RCOI 3. Evaluation of Supplier Responses 4. Avaya’s Due Diligence Program 5. Internal Reporting of Results and Supplier Risk Mitigation 6. Third-party Audit of Avaya’s Due Diligence Process 7. Annual disclosure on the SEC Form SD, and if necessary the Conflict Minerals Report (CMR) 8. Annual Review of the Conflict Minerals Policy, Standard Operating Procedures, and the Supplier Risk Assessment. Calendar Year 2014 Results Following the Company’s identification of Products covered by the Regulations, the Company conducted its RCOI. Avaya engages an outsourced model for some design and all manufacture of our products and solutions so the scope of the RCOI included Avaya Electronic Manufacturing Services (“EMS”) providers, original design Manufacturers (“ODMs”), and Avaya-controlled suppliers (collectively, with the EMS providers and the ODMs, the “Suppliers”) of parts and components used in Avaya-designed hardware products that were sold to customers during calendar year 2014. Finished products obtained from original equipment manufacturers in which case the designs were not influenced by Avaya, (i.e. products which are purchased and included in Avaya solutions without modification or additional assembly), were excluded from the scope of the RCOI. Avaya products consist of gateways, routers, servers, network infrastructure equipment, and endpoints, all of which were identified as containing the “3TG” minerals not from recycled or scrap sources and are therefore in scope for the purposes of this Rule. The RCOI was conducted via a survey distributed to the Suppliers that was based on the industry standard Conflict Free Sourcing Initiative (“CFSI”) Conflict Minerals Reporting Template (“CMRT”). Survey responses were analyzed for, among other things, completeness of information provided, information regarding smelters or refiners and certification status. The CFSI Conflict Free Smelter Program (“CFSP”) smelter lists were used to validate responses received.

    Due Diligence Design The Avaya conflict minerals RCOI and due diligence process was designed and performed in accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, (2nd Edition, copyright 2013), an internationally recognized risk-based due diligence framework. The Avaya process implemented the OECD due diligence framework elements as follows: 1. A conflict minerals management program with a Conflict Minerals Policy (“Policy”) published in 2013 as the foundational element of Avaya’s commitment to supporting the elimination of social and environmental harm brought about by the use of Conflict Minerals that may fund armed groups in the DRC region, complying with the SEC disclosure requirements, and our expectations of suppliers to practice responsible sourcing and disclose the necessary information necessary on the parts and components supplied to and used in Avaya’s products for us to comply with this requirement. The Avaya program follows the OECD framework with the creation of an internal team of subject matter experts from functional areas (e.g. Research and Development, Quality, Procurement, Environment, Health and Safety, and Legal) to implement and oversee the company program with updates, support, and effective communication to execute the company policy. The program also utilizes the industry standard CMRT to determine the origin of the minerals used in our products. 2. Assessment of supplier survey template responses against smelter or refiner (“SORs”) lists from the CFSI, the London Bullion Market Association (“LBMA”), and Responsible Jewelry Council (“RJC”) and other defined tools and criteria to identify Avaya’s supply chain risks. 3. A defined strategy for responding to risks identified in the supply chain, including an ultimate exit strategy of a supplier relationship if corrective action is not executed after a reasonable period of time. 4. To the extent required by the Regulations, provisions to have an independent private sector audit conducted of the Company process if the RCOI and due diligence identify minerals sourced from the designated conflict regions which would make our product conclusively conflict-free or non-conflict-free. Avaya utilized the CFSP, which uses independent third-party audits of SORs to identify those with appropriate management systems to assure their sourcing of only conflict-free sources, to fulfill this requirement. 5. Annual reporting of Supply Chain Due Diligence Practices activities in accordance with applicable SEC rules. Facilities used to Process Conflict Minerals and the Country of Origin of those used in the Products As part of the survey process, Avaya’s suppliers provided a list of the SORs that they used to obtain 3TG minerals. The majority of responses received from Avaya’s suppliers during the RCOI were provided at the company level, with less than 10% of the responses specific to the product that the supplier sells to Avaya. As such, Avaya cannot confirm that the SORs identified provide conflict minerals for a specific product. In addition, some SORs identified by the suppliers were not listed on any certified smelter or refiners lists by the CFSI, the LBMA, or the RJC and could not be confirmed as actual SORs through research. The following chart summarizes Avaya’s 2014 RCOI results as it relates to the processing of the 3TG minerals used in the manufacture of the Products, to the extent determinable as a result of the RCOI.

  Rate of ch Smelters 2013 CFS ∆ 2013 – 2013 Sme Smelters ∆ 2013 – Avaya’s su contained SORs base from 2013 Report.   Effort to D Avaya use information responses and its Pro place, etc.) additional Action Pla Under the chain to he • R ne • D su m • En In August Revision 4 ange from 20 or Refiners Ide -CFSP Conflic 2014 lters NOT on t Lists 2014 ppliers identi in Avaya Prod d on their pres ). The 181 S etermine the d the CFSI CM regarding th were reviewed gram (e.g., wa . The review information w n to Mitigate Program, the C lp mitigate the equire comple w suppliers up evelop correct rveys that are inerals used in courage supp 2013, Avaya .0 into the Av 13 ntified by Avay t-Free Smelte he CFS or CF fied 257 uniqu ucts. Howev ence on the CF ORs and their Mine or Loca RT (and its e presence of for complete s the declared helped to ide as sought from the Risk of C ompany may risks associat tion of the CF on award of c ive action pla incomplete or its Products. liers to urge th incorporated aya Supplier C a Suppliers rs SP Conflict-Fre e SORs as p er, only 181 o SI Conflict F country of o tion of Origin associated list 3TG and cou ness of inform smelter on th ntify those Su those Supplie onflict Miner choose to take ed with the po SI survey in ontract (if not ns for non-res otherwise insu eir smelters to the Electron ode of Condu Go 38 +3 e 58 -2 rocessing 3TG f the SORs id ree Smelter (“C rigin are prov of smelters) a ntry of origin ation and eva e CFSI list, do ppliers for wh rs as appropria als Sourcing B the following tential sourcing applicable Req part of an RFQ ponsive suppli fficient to ena participate in ic Industry C ct, which inclu ld Tanta 22 4 +17 5 1 -4 minerals use entified by th FS”) list or th ided in the lis s the platform data for Prod luated based u es the Supplie ich additiona te. enefitting Ar actions with re of conflict m uests For Qu ); ers or supplie ble the Compa the CFSP. itizenship Co udes a section lum Tin 10 +40 61 -38 d in the parts e suppliers co e CFSP list (a t included as for its Suppl ucts supplied pon level of r has key man l due diligenc med Groups spect to suppl inerals:  ote (“RFQ”), rs that provid ny to determi alition (EICC n for conflict m   Tungst 8 +12 20 -5 and/or comp uld be confirm n increase of ~ Appendix A o iers to commu to Avaya. S risk posed to A agement syste e was require iers in its supp and from appl e responses to ne the sources ) Code of Co inerals to alig en onents ed as 60% f this nicate urvey vaya ms in d, and ly icable CFSI of the nduct n with industry best practices. The Avaya Supplier Code of Conduct is included as part of the contractual documents for Suppliers entering new agreements with the Company from this Period, and requires them to: • Have a policy to reasonably assure that the tantalum, tin, tungsten and gold in the products they manufacture does not directly or indirectly finance or benefit armed groups that are perpetrators of serious human rights abuses (for example, human rights abuses linked to the Democratic Republic of the Congo or an adjoining country), and • Exercise due diligence on the sourcing and chain of custody of these minerals and make their due diligence measures available to customers upon customer request. With respect to the specific findings of the RCOI conducted for the calendar year 2014, the Company’s RCOI and due diligence activities identified suppliers who could potentially pose a risk to the Company’s Program. Based on its findings, the Company notified those Suppliers in writing of the steps necessary to correct potential areas of non- compliance with the Company’s policies and the Program, and initiated meetings to develop a Corrective Action plan to resolve the deficiencies identified.

APPENDIX A

**List of Reported Smelters/Refiners Facilities Processing Minerals Used in Avaya Products and Confirmed on the Conflict Free Smelter Initiative (CFSI) and Conflict Free Smelter Program (CFSP) Lists**

| Metal (*) | Smelter Reference List (*) | Smelter Name (*) | Smelter Facility Country (*) | Smelter Id | Source of Smelter Id No. | CFSI Status |
|---|---|---|---|---|---|---|
| Gold | Western Australian Mint trading as The Perth Mint | Western Australian Mint trading as The Perth Mint | AUSTRALIA | CID002030 | CFSI | CFSP |
| Gold | Umicore SA Business Unit Precious Metals Refining | Umicore SA Business Unit Precious Metals Refining | BELGIUM | CID001980 | CFSI | CFSP |
| Gold | AngloGold Ashanti Córrego do Sítio Minerção | AngloGold Ashanti Córrego do Sítio Minerção | BRAZIL | CID000058 | CFSI | CFSP |
| Gold | Umicore Brasil Ltda | Umicore Brasil Ltda | BRAZIL | CID001977 | CFSI | CFSP |
| Gold | CCR Refinery – Glencore Canada Corporation | CCR Refinery – Glencore Canada Corporation | CANADA | CID000185 | CFSI | CFSP |
| Gold | Johnson Matthey Ltd | Johnson Matthey Ltd | CANADA | CID000924 | CFSI | CFSP |
| Gold | Royal Canadian Mint | Royal Canadian Mint | CANADA | CID001534 | CFSI | CFSP |
| Gold | Shandong Zhaojin Gold & Silver Refinery Co. Ltd | Shandong Zhaojin Gold & Silver Refinery Co. Ltd | CHINA | CID001622 | CFSI | CFSP |
| Gold | Sichuan Tianze Precious Metals Co., Ltd | Sichuan Tianze Precious Metals Co., Ltd | CHINA | CID001736 | CFSI | CFSP |
| Gold | The Refinery of Shandong Gold Mining Co. Ltd | The Refinery of Shandong Gold Mining Co. Ltd | CHINA | CID001916 | CFSI | CFSP |
| Gold | Zhongyuan Gold Smelter of Zhongjin Gold Corporation | Zhongyuan Gold Smelter of Zhongjin Gold Corporation | CHINA | CID002224 | CFSI | CFSP |
| Gold | Zijin Mining Group Co. Ltd | Zijin Mining Group Co. Ltd | CHINA | CID002243 | CFSI | CFSP |
| Gold | Allgemeine Gold-und Silberscheideanstalt A.G. | Allgemeine Gold-und Silberscheideanstalt A.G. | GERMANY | CID000035 | CFSI | CFSP |
| Gold | Aurubis AG | Aurubis AG | GERMANY | CID000113 | CFSI | CFSP |
| Gold | C. Hafner GmbH + Co. KG | C. Hafner GmbH + Co. KG | GERMANY | CID000176 | CFSI | CFSP |
| Gold | Doduco | Doduco | GERMANY | CID000362 | CFSI | Active |
| Gold | Heimerle + Meule GmbH | Heimerle + Meule GmbH | GERMANY | CID000694 | CFSI | CFSP |
| Gold | Heraeus Precious Metals GmbH & Co. KG | Heraeus Precious Metals GmbH & Co. KG | GERMANY | CID000711 | CFSI | CFSP |
| Gold | Heraeus Ltd. Hong Kong | Heraeus Ltd. Hong Kong | HONG KONG | CID000707 | CFSI | CFSP |
| Gold | Metalor Technologies (Hong Kong) Ltd | Metalor Technologies (Hong Kong) Ltd | HONG KONG | CID001149 | CFSI | CFSP |
| Gold | PT Aneka Tambang (Persero) Tbk | PT Aneka Tambang (Persero) Tbk | INDONESIA | CID001397 | CFSI | CFSP |
| Gold | Chimet S.p.A. | Chimet S.p.A. | ITALY | CID000233 | CFSI | CFSP |
| Gold | Aida Chemical Industries Co. Ltd. | Aida Chemical Industries Co. Ltd. | JAPAN | CID000019 | CFSI | CFSP |
| Gold | Asahi Pretec Corporation | Asahi Pretec Corporation | JAPAN | CID000082 | CFSI | CFSP |
| Gold | Asaka Riken Co Ltd | Asaka Riken Co Ltd | JAPAN | CID000090 | CFSI | Active |
| Gold | Dowa | Dowa | JAPAN | CID000401 | CFSI | CFSP |
| Gold | Eco-System Recycling Co., Ltd. | Eco-System Recycling Co., Ltd. | JAPAN | CID000425 | CFSI | CFSP |
| Gold | Ishifuku Metal Industry Co., Ltd. | Ishifuku Metal Industry Co., Ltd. | JAPAN | CID000807 | CFSI | CFSP |
| Gold | Japan Mint | Japan Mint | JAPAN | CID000823 | CFSI | CFSP |
| Gold | JX Nippon Mining & Metals Co., Ltd. | JX Nippon Mining & Metals Co., Ltd. | JAPAN | CID000937 | CFSI | CFSP |
| Gold | Kojima Chemicals Co., Ltd | Kojima Chemicals Co., Ltd | JAPAN | CID000981 | CFSI | CFSP |
| Gold | Matsuda Sangyo Co., Ltd. | Matsuda Sangyo Co., Ltd. | JAPAN | CID001119 | CFSI | CFSP |
| Gold | Mitsubishi Materials Corporation | Mitsubishi Materials Corporation | JAPAN | CID001188 | CFSI | CFSP |
| Gold | Mitsui Mining and Smelting Co., Ltd. | Mitsui Mining and Smelting Co., Ltd. | JAPAN | CID001193 | CFSI | CFSP |
| Gold | Nihon Material Co. LTD | Nihon Material Co. LTD | JAPAN | CID001259 | CFSI | CFSP |
| Gold | Ohura Precious Metal Industry Co., Ltd | Ohura Precious Metal Industry Co., Ltd | JAPAN | CID001325 | CFSI | CFSP |
| Gold | Sumitomo Metal Mining Co., Ltd. | Sumitomo Metal Mining Co., Ltd. | JAPAN | CID001798 | CFSI | CFSP |
| Gold | Tanaka Kikinzoku Kogyo K.K. | Tanaka Kikinzoku Kogyo K.K. | JAPAN | CID001875 | CFSI | CFSP |
| Gold | Tokuriki Honten Co., Ltd | Tokuriki Honten Co., Ltd | JAPAN | CID001938 | CFSI | CFSP |
| Gold | YAMAMOTO PRECIOUS METAL CO., LTD. | YAMAMOTO PRECIOUS METAL CO., LTD. | JAPAN | CID002100 | CFSI | CFSP |
| Gold | Yokohama Metal Co Ltd | Yokohama Metal Co Ltd | JAPAN | CID002129 | CFSI | Active |
| Gold | Kazzinc Ltd | Kazzinc Ltd | KAZAKHSTAN | CID000957 | CFSI | CFSP |
| Gold | LS-NIKKO Copper Inc. | LS-NIKKO Copper Inc. | KOREA, REPUBLIC OF | CID001078 | CFSI | CFSP |
| Gold | Torecom | Torecom | KOREA, REPUBLIC OF | CID001955 | CFSI | Active |
| Gold | Met-Mex Peñoles, S.A. | Met-Mex Peñoles, S.A. | MEXICO | CID001161 | CFSI | CFSP |
| Gold | Schone Edelmetaal | Schone Edelmetaal | NETHERLANDS | CID001573 | CFSI | CFSP |
| Gold | JSC Ekaterinburg Non-Ferrous Metal Processing Plant | JSC Ekaterinburg Non-Ferrous Metal Processing Plant | RUSSIAN FEDERATION | CID000927 | CFSI | CFSP |
| Gold | JSC Uralelectromed | JSC Uralelectromed | RUSSIAN FEDERATION | CID000929 | CFSI | CFSP |
| Gold | OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet) | OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet) | RUSSIAN FEDERATION | CID001326 | CFSI | CFSP |
| Gold | SOE Shyolkovsky Factory of Secondary Precious Metals | SOE Shyolkovsky Factory of Secondary Precious Metals | RUSSIAN FEDERATION | CID001756 | CFSI | Active |
| Gold | L' azurde Company For Jewelry | L' azurde Company For Jewelry | SAUDI ARABIA | CID001032 | CFSI | CFSP |
| Gold | Metalor Technologies (Singapore) Pte. Ltd. | Metalor Technologies (Singapore) Pte. Ltd. | SINGAPORE | CID001152 | CFSI | CFSP |
| Gold | Rand Refinery (Pty) Ltd | Rand Refinery (Pty) Ltd | SOUTH AFRICA | CID001512 | CFSI | CFSP |
| Gold | SEMPSA Joyería Platería SA | SEMPSA Joyería Platería SA | SPAIN | CID001585 | CFSI | CFSP |
| Gold | Boliden AB | Boliden AB | SWEDEN | CID000157 | CFSI | CFSP |
| Gold | Argor-Heraeus SA | Argor-Heraeus SA | SWITZERLAND | CID000077 | CFSI | CFSP |
| Gold | Cendres + Métaux SA | Cendres + Métaux SA | SWITZERLAND | CID000189 | CFSI | Active |
| Gold | Metalor Technologies SA | Metalor Technologies SA | SWITZERLAND | CID001153 | CFSI | CFSP |
| Gold | PAMP SA | PAMP SA | SWITZERLAND | CID001352 | CFSI | CFSP |

| | | | | | | |
|---|---|---|---|---|---|---|
| Gold | PX Précinox SA | PX Précinox SA | SWITZERLAND | CID001498 | CFSI | CFSP |
| Gold | Valcambi SA | Valcambi SA | SWITZERLAND | CID002003 | CFSI | CFSP |
| Gold | Solar Applied Materials Technology Corp. | Solar Applied Materials Technology Corp. | TAIWAN | CID001761 | CFSI | CFSP |
| Gold | Umicore Precious Metals Thailand | Umicore Precious Metals Thailand | THAILAND | CID002314 | CFSI | CFSP |
| Gold | Atasay Kuyumculuk Sanayi Ve Ticaret A.S. | Atasay Kuyumculuk Sanayi Ve Ticaret A.S. | TURKEY | CID000103 | CFSI | CFSP |
| Gold | Istanbul Gold Refinery | Istanbul Gold Refinery | TURKEY | CID000814 | CFSI | CFSP |
| Gold | Nadir Metal Rafineri San. Ve Tic. A.Ş. | Nadir Metal Rafineri San. Ve Tic. A.Ş. | TURKEY | CID001220 | CFSI | CFSP |
| Gold | Johnson Matthey Inc | Johnson Matthey Inc | UNITED STATES | CID000920 | CFSI | CFSP |
| Gold | Kennecott Utah Copper LLC | Kennecott Utah Copper LLC | UNITED STATES | CID000969 | CFSI | CFSP |
| Gold | Materion | Materion | UNITED STATES | CID001113 | CFSI | CFSP |
| Gold | Metalor USA Refining Corporation | Metalor USA Refining Corporation | UNITED STATES | CID001157 | CFSI | CFSP |
| Gold | Ohio Precious Metals, LLC | Ohio Precious Metals, LLC | UNITED STATES | CID001322 | CFSI | CFSP |
| Gold | Republic Metals Corporation | Republic Metals Corporation | UNITED STATES | CID002510 | CFSI | CFSP |
| Gold | United Precious Metal Refining, Inc. | United Precious Metal Refining, Inc. | UNITED STATES | CID001993 | CFSI | CFSP |
| Tantalum | Plansee SE Liezen | Plansee SE Liezen | AUSTRIA | CID002540 | CFSI | CFSP |
| Tantalum | Plansee SE Reutte | Plansee SE Reutte | AUSTRIA | CID002556 | CFSI | CFSP |
| Tantalum | LSM Brasil S.A. | LSM Brasil S.A. | BRAZIL | CID001076 | CFSI | CFSP |
| Tantalum | Mineração Taboca S.A. | Mineração Taboca S.A. | BRAZIL | CID001175 | CFSI | CFSP |
| Tantalum | Changsha South Tantalum Niobium Co., Ltd. | Changsha South Tantalum Niobium Co., Ltd. | CHINA | CID000211 | CFSI | CFSP |
| Tantalum | Conghua Tantalum and Niobium Smeltry | Conghua Tantalum and Niobium Smeltry | CHINA | CID000291 | CFSI | CFSP |
| Tantalum | Duoluoshan | Duoluoshan | CHINA | CID000410 | CFSI | CFSP |
| Tantalum | F&X Electro-Materials Ltd. | F&X Electro-Materials Ltd. | CHINA | CID000460 | CFSI | CFSP |
| Tantalum | Guangdong Zhiyuan New Material Co., Ltd. | Guangdong Zhiyuan New Material Co., Ltd. | CHINA | CID000616 | CFSI | CFSP |
| Tantalum | Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch | Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch | CHINA | CID002501 | CFSI | CFSP |
| Tantalum | Hengyang King Xing Lifeng New Materials Co., Ltd. | Hengyang King Xing Lifeng New Materials Co., Ltd. | CHINA | CID002492 | CFSI | CFSP |
| Tantalum | JiuJiang JinXin Nonferrous Metals Co., Ltd. | JiuJiang JinXin Nonferrous Metals Co., Ltd. | CHINA | CID000914 | CFSI | CFSP |
| Tantalum | Jiujiang Tanbre Co., Ltd. | Jiujiang Tanbre Co., Ltd. | CHINA | CID000917 | CFSI | CFSP |
| Tantalum | King-Tan Tantalum Industry Ltd | King-Tan Tantalum Industry Ltd | CHINA | CID000973 | CFSI | CFSP |
| Tantalum | Ningxia Orient Tantalum Industry Co., Ltd. | Ningxia Orient Tantalum Industry Co., Ltd. | CHINA | CID001277 | CFSI | CFSP |
| Tantalum | RFH Tantalum Smeltry Co., Ltd | RFH Tantalum Smeltry Co., Ltd | CHINA | CID001522 | CFSI | CFSP |
| Tantalum | Yichun Jin Yang Rare Metal Co., Ltd | Yichun Jin Yang Rare Metal Co., Ltd | CHINA | CID002307 | CFSI | CFSP |
| Tantalum | Molycorp Silmet A.S. | Molycorp Silmet A.S. | ESTONIA | CID001200 | CFSI | CFSP |
| Tantalum | H.C. Starck GmbH Goslar | H.C. Starck GmbH Goslar | GERMANY | CID002545 | CFSI | CFSP |
| Tantalum | H.C. Starck Hermsdorf GmbH | H.C. Starck Hermsdorf GmbH | GERMANY | CID002547 | CFSI | CFSP |
| Tantalum | H.C. Starck Smelting GmbH & Co.KG | H.C. Starck Smelting GmbH & Co.KG | GERMANY | CID002550 | CFSI | CFSP |
| Tantalum | Metallurgical Products India (Pvt.) Ltd. | Metallurgical Products India (Pvt.) Ltd. | INDIA | CID001163 | CFSI | CFSP |
| Tantalum | Global Advanced Metals Aizu | Global Advanced Metals Aizu | JAPAN | CID002558 | CFSI | CFSP |
| Tantalum | H.C. Starck Ltd. | H.C. Starck Ltd. | JAPAN | CID002549 | CFSI | CFSP |
| Tantalum | Mitsui Mining & Smelting | Mitsui Mining & Smelting | JAPAN | CID001192 | CFSI | CFSP |
| Tantalum | Taki Chemicals | Taki Chemicals | JAPAN | CID001869 | CFSI | CFSP |
| Tantalum | Ulba | Ulba | KAZAKHSTAN | CID001969 | CFSI | CFSP |
| Tantalum | KEMET Blue Metals | KEMET Blue Metals | MEXICO | CID002539 | CFSI | CFSP |
| Tantalum | Solikamsk Magnesium Works OAO | Solikamsk Magnesium Works OAO | RUSSIAN FEDERATION | CID001769 | CFSI | CFSP |
| Tantalum | H.C. Starck Co., Ltd. | H.C. Starck Co., Ltd. | THAILAND | CID002544 | CFSI | CFSP |
| Tantalum | Exotech Inc. | Exotech Inc. | UNITED STATES | CID000456 | CFSI | CFSP |
| Tantalum | Global Advanced Metals Boyertown | Global Advanced Metals Boyertown | UNITED STATES | CID002557 | CFSI | CFSP |
| Tantalum | H.C. Starck Inc. | H.C. Starck Inc. | UNITED STATES | CID002548 | CFSI | CFSP |
| Tantalum | Hi-Temp | Hi-Temp | UNITED STATES | CID000731 | CFSI | CFSP |
| Tantalum | KEMET Blue Powder | KEMET Blue Powder | UNITED STATES | CID002568 | CFSI | CFSP |
| Tantalum | QuantumClean | QuantumClean | UNITED STATES | CID001508 | CFSI | CFSP |
| Tantalum | Telex | Telex | UNITED STATES | CID001891 | CFSI | CFSP |
| Tin | EM Vinto | EM Vinto | BOLIVIA | CID000438 | CFSI | CFSP |
| Tin | OMSA | OMSA | BOLIVIA | CID001337 | CFSI | CFSP |
| Tin | Cooper Santa | Cooper Santa | BRAZIL | CID000295 | CFSI | CFSP |
| Tin | Magnu's Minerais Metais e Ligas LTDA | Magnu's Minerais Metais e Ligas LTDA | BRAZIL | CID002468 | CFSI | CFSP |
| Tin | Melt Metais e Ligas S/A | Melt Metais e Ligas S/A | BRAZIL | CID002500 | CFSI | CFSP |
| Tin | Mineração Taboca S.A. | Mineração Taboca S.A. | BRAZIL | CID001173 | CFSI | CFSP |
| Tin | Soft Metais, Ltda. | Soft Metais, Ltda. | BRAZIL | CID001758 | CFSI | CFSP |
| Tin | White Solder Metalurgia e Mineração Ltda. | White Solder Metalurgia e Mineração Ltda. | BRAZIL | CID002036 | CFSI | CFSP |
| Tin | China Rare Metal Materials Company | China Rare Metal Materials Company | CHINA | CID000244 | CFSI | CFSP |
| Tin | China Tin Group Co., Ltd. | China Tin Group Co., Ltd. | CHINA | CID001070 | CFSI | Active |
| Tin | Gejiu Non-Ferrous Metal Processing Co. Ltd. | Gejiu Non-Ferrous Metal Processing Co. Ltd. | CHINA | CID000538 | CFSI | CFSP |
| Tin | Yunnan Chengfeng Non-ferrous Metals Co.,Ltd. | Yunnan Chengfeng Non-ferrous Metals Co.,Ltd. | CHINA | CID002158 | CFSI | Active |
| Tin | Yunnan Tin Company, Ltd. | Yunnan Tin Company, Ltd. | CHINA | CID002180 | CFSI | CFSP |
| Tin | CV JusTindo | CV JusTindo | INDONESIA | CID000307 | CFSI | Active |
| Tin | CV Nurjanah | CV Nurjanah | INDONESIA | CID000309 | CFSI | Active |
| Tin | CV United Smelting | CV United Smelting | INDONESIA | CID000315 | CFSI | CFSP |
| Tin | PT Artha Cipta Langgeng | PT Artha Cipta Langgeng | INDONESIA | CID001399 | CFSI | CFSP |
| Tin | PT ATD Makmur Mandiri Jaya | PT ATD Makmur Mandiri Jaya | INDONESIA | CID002503 | CFSI | CFSP |
| Tin | PT Babel Inti Perkasa | PT Babel Inti Perkasa | INDONESIA | CID001402 | CFSI | CFSP |
| Tin | PT Bangka Putra Karya | PT Bangka Putra Karya | INDONESIA | CID001412 | CFSI | CFSP |
| Tin | PT Bangka Tin Industry | PT Bangka Tin Industry | INDONESIA | CID001419 | CFSI | CFSP |
| Tin | PT Belitung Industri Sejahtera | PT Belitung Industri Sejahtera | INDONESIA | CID001421 | CFSI | CFSP |

| | | | | | | |
|---|---|---|---|---|---|---|
| Tin | PT BilliTin Makmur Lestari | PT BilliTin Makmur Lestari | INDONESIA | CID001424 | CFSI | Active |
| Tin | PT Bukit Timah | PT Bukit Timah | INDONESIA | CID001428 | CFSI | CFSP |
| Tin | PT DS Jaya Abadi | PT DS Jaya Abadi | INDONESIA | CID001434 | CFSI | CFSP |
| Tin | PT Eunindo Usaha Mandiri | PT Eunindo Usaha Mandiri | INDONESIA | CID001438 | CFSI | CFSP |
| Tin | PT Inti Stania Prima | PT Inti Stania Prima | INDONESIA | CID002530 | CFSI | CFSP |
| Tin | PT Mitra Stania Prima | PT Mitra Stania Prima | INDONESIA | CID001453 | CFSI | CFSP |
| Tin | PT Panca Mega Persada | PT Panca Mega Persada | INDONESIA | CID001457 | CFSI | CFSP |
| Tin | PT Prima Timah Utama | PT Prima Timah Utama | INDONESIA | CID001458 | CFSI | CFSP |
| Tin | PT REFINED BANGKA TIN | PT REFINED BANGKA TIN | INDONESIA | CID001460 | CFSI | CFSP |
| Tin | PT Sariwiguna Binasentosa | PT Sariwiguna Binasentosa | INDONESIA | CID001463 | CFSI | CFSP |
| Tin | PT Stanindo Inti Perkasa | PT Stanindo Inti Perkasa | INDONESIA | CID001468 | CFSI | CFSP |
| Tin | PT Sumber Jaya Indah | PT Sumber Jaya Indah | INDONESIA | CID001471 | CFSI | Active |
| Tin | PT Tambang Timah | PT Tambang Timah | INDONESIA | CID001477 | CFSI | CFSP |
| Tin | PT Timah (Persero), Tbk | PT Timah (Persero), Tbk | INDONESIA | CID001482 | CFSI | CFSP |
| Tin | PT Tinindo Inter Nusa | PT Tinindo Inter Nusa | INDONESIA | CID001490 | CFSI | CFSP |
| Tin | Dowa | Dowa | JAPAN | CID000402 | CFSI | CFSP |
| Tin | Mitsubishi Materials Corporation | Mitsubishi Materials Corporation | JAPAN | CID001191 | CFSI | CFSP |
| Tin | Malaysia Smelting Corporation (MSC) | Malaysia Smelting Corporation (MSC) | MALAYSIA | CID001105 | CFSI | CFSP |
| Tin | Minsur | Minsur | PERU | CID001182 | CFSI | CFSP |
| Tin | O.M. Manufacturing Philippines, Inc. | O.M. Manufacturing Philippines, Inc. | PHILIPPINES | CID002517 | CFSI | CFSP |
| Tin | Fenix Metals | Fenix Metals | POLAND | CID000468 | CFSI | Active |
| Tin | Rui Da Hung | Rui Da Hung | TAIWAN | CID001539 | CFSI | Active |
| Tin | O.M. Manufacturing (Thailand) Co., Ltd. | O.M. Manufacturing (Thailand) Co., Ltd. | THAILAND | CID001314 | CFSI | Active |
| Tin | Thaisarco | Thaisarco | THAILAND | CID001898 | CFSI | CFSP |
| Tin | Alpha | Alpha | UNITED STATES | CID000292 | CFSI | CFSP |
| Tungsten | Wolfram Bergbau und Hütten AG | Wolfram Bergbau und Hütten AG | AUSTRIA | CID002044 | CFSI | CFSP |
| Tungsten | Chenzhou Diamond Tungsten Products Co., Ltd. | Chenzhou Diamond Tungsten Products Co., Ltd. | CHINA | CID002513 | CFSI | CFSP |
| Tungsten | Chongyi Zhangyuan Tungsten Co., Ltd. | Chongyi Zhangyuan Tungsten Co., Ltd. | CHINA | CID000258 | CFSI | Active |
| Tungsten | Fujian Jinxin Tungsten Co., Ltd. | Fujian Jinxin Tungsten Co., Ltd. | CHINA | CID000499 | CFSI | CFSP |
| Tungsten | Ganzhou Huaxing Tungsten Products Co., Ltd. | Ganzhou Huaxing Tungsten Products Co., Ltd. | CHINA | CID000875 | CFSI | CFSP |
| Tungsten | Ganzhou Jiangwu Ferrotungsten Co., Ltd. | Ganzhou Jiangwu Ferrotungsten Co., Ltd. | CHINA | CID002315 | CFSI | CFSP |
| Tungsten | Ganzhou Non-ferrous Metals Smelting Co., Ltd. | Ganzhou Non-ferrous Metals Smelting Co., Ltd. | CHINA | CID000868 | CFSI | Active |
| Tungsten | Ganzhou Seadragon W & Mo Co., Ltd. | Ganzhou Seadragon W & Mo Co., Ltd. | CHINA | CID002494 | CFSI | CFSP |
| Tungsten | Guangdong Xianglu Tungsten Co., Ltd. | Guangdong Xianglu Tungsten Co., Ltd. | CHINA | CID000218 | CFSI | Active |
| Tungsten | Hunan Chenzhou Mining Group Co., Ltd. | Hunan Chenzhou Mining Group Co., Ltd. | CHINA | CID000766 | CFSI | Active |
| Tungsten | Hunan Chunchang Nonferrous Metals Co., Ltd. | Hunan Chunchang Nonferrous Metals Co., Ltd. | CHINA | CID000769 | CFSI | CFSP |
| Tungsten | Jiangxi Gan Bei Tungsten Co., Ltd. | Jiangxi Gan Bei Tungsten Co., Ltd. | CHINA | CID002321 | CFSI | CFSP |
| Tungsten | Jiangxi Yaosheng Tungsten Co., Ltd. | Jiangxi Yaosheng Tungsten Co., Ltd. | CHINA | CID002316 | CFSI | Active |
| Tungsten | Malipo Haiyu Tungsten Co., Ltd. | Malipo Haiyu Tungsten Co., Ltd. | CHINA | CID002319 | CFSI | CFSP |
| Tungsten | Xiamen Tungsten (H.C.) Co., Ltd. | Xiamen Tungsten (H.C.) Co., Ltd. | CHINA | CID002320 | CFSI | CFSP |
| Tungsten | Xiamen Tungsten Co., Ltd. | Xiamen Tungsten Co., Ltd. | CHINA | CID002082 | CFSI | CFSP |
| Tungsten | Xinhai Rendan Shaoguan Tungsten Co., Ltd. | Xinhai Rendan Shaoguan Tungsten Co., Ltd. | CHINA | CID002095 | CFSI | Active |
| Tungsten | H.C. Starck GmbH | H.C. Starck GmbH | GERMANY | CID002541 | CFSI | Active |
| Tungsten | H.C. Starck Smelting GmbH & Co.KG | H.C. Starck Smelting GmbH & Co.KG | GERMANY | CID002542 | CFSI | Active |
| Tungsten | A.L.M.T. Corp. | A.L.M.T. Corp. | JAPAN | CID000004 | CFSI | Active |
| Tungsten | Japan New Metals Co., Ltd. | Japan New Metals Co., Ltd. | JAPAN | CID000825 | CFSI | CFSP |
| Tungsten | Global Tungsten & Powders Corp. | Global Tungsten & Powders Corp. | UNITED STATES | CID000568 | CFSI | CFSP |
| Tungsten | Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC | Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC | VIET NAM | CID002543 | CFSI | Active |
| Tungsten | Vietnam Youngsun Tungsten Industry Co., Ltd | Vietnam Youngsun Tungsten Industry Co., Ltd | VIET NAM | CID002011 | CFSI | CFSP |